                                                                  Exhibit 23(q)

                               POWER OF ATTORNEY

   We, the undersigned trustees and officers of the Lincoln Variable Insurance Products Trust ("Trust"), hereby revoke all Powers of Attorney authorizing any person to act as attorney-in-fact relative to the Trust and the series of funds thereof, which were previously executed by us and do hereby severally constitute and appoint Kevin J. Adamson and Cynthia A. Rose as our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to the Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (File No. 811-08090) and the Securities Act of 1933 (File No. 33-70742), on behalf of the Trust, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendment to that Registration Statement. The Power of Attorney was signed by us to be effective May 14, 2007.

Signature                           Title
---------                           -----

/s/ Kelly D. Clevenger              Chairman of the Board,
----------------------------------  President and Trustee
Kelly D. Clevenger                  (Chief Executive Officer)

/s/ William P. Flory, Jr.           Chief Accounting Officer
----------------------------------  (Chief Financial Officer)
William P. Flory, Jr.

/s/ Michael D. Coughlin             Trustee
----------------------------------
Michael D. Coughlin

/s/ Nancy L. Frisby                 Trustee
----------------------------------
Nancy L. Frisby

/s/ Elizabeth S. Hager              Trustee
----------------------------------
Elizabeth S. Hager

/s/ Gary D. Lemon                   Trustee
----------------------------------
Gary D. Lemon

/s/ Thomas D. Rath                  Trustee
----------------------------------
Thomas D. Rath

/s/ Kenneth G. Stella               Trustee
----------------------------------
Kenneth G. Stella

/s/ David H. Windley                Trustee
----------------------------------
David H. Windley


                         Power of Attorney Page 1 of 4

STATE OF INDIANA )
                 ) SS:
COUNTY OF ALLEN  )

   On this 14 day of May, 2007, before me, a Notary Public, in and for said county and state, personally appeared Kelly D. Clevenger, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                  /s/ Cynthia A. Rose
                                                  -----------------------------
                                                  Notary Public

My Commission Expires: July 30, 2009

--------------------------------------------------------------------------------

STATE OF INDIANA )
                 ) SS:
COUNTY OF ALLEN  )

   On this 14 day of May, 2007, before me, a Notary Public, in and for said county and state, personally appeared William P. Flory, Jr., known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                  /s/ Cynthia A. Rose
                                                  -----------------------------
                                                  Notary Public

My Commission Expires: July 30, 2009

--------------------------------------------------------------------------------

STATE OF INDIANA )
                 ) SS:
COUNTY OF ALLEN  )

   On this 14 day of May, 2007, before me, a Notary Public, in and for said county and state, personally appeared Michael D. Coughlin, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                  /s/ Cynthia A. Rose
                                                  -----------------------------
                                                  Notary Public

My Commission Expires: July 30, 2009

--------------------------------------------------------------------------------

                         Power of Attorney Page 2 of 4

STATE OF INDIANA )
                 ) SS:
COUNTY OF ALLEN  )

   On this 14 day of May, 2007, before me, a Notary Public, in and for said county and state, personally appeared Nancy L. Frisby, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

                                                  /s/ Cynthia A. Rose
                                                  -----------------------------
                                                  Notary Public

My Commission Expires: July 30, 2009

--------------------------------------------------------------------------------

STATE OF INDIANA )
                 ) SS:
COUNTY OF ALLEN  )

   On this 14 day of May, 2007, before me, a Notary Public, in and for said county and state, personally appeared Elizabeth S. Hager, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

                                                  /s/ Cynthia A. Rose
                                                  -----------------------------
                                                  Notary Public

My Commission Expires: July 30, 2009

--------------------------------------------------------------------------------

STATE OF INDIANA )
                 ) SS:
COUNTY OF ALLEN  )

   On this 14 day of May, 2007, before me, a Notary Public, in and for said county and state, personally appeared Gary D. Lemon, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                  /s/ Cynthia A. Rose
                                                  -----------------------------
                                                  Notary Public

My Commission Expires: July 30, 2009

--------------------------------------------------------------------------------

                         Power of Attorney Page 3 of 4

STATE OF INDIANA )
                 ) SS:
COUNTY OF ALLEN  )

   On this 14 day of May, 2007, before me, a Notary Public, in and for said county and state, personally appeared Thomas D. Rath, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                  /s/ Cynthia A. Rose
                                                  -----------------------------
                                                  Notary Public

My Commission Expires: July 30, 2009

--------------------------------------------------------------------------------

STATE OF INDIANA )
                 ) SS:
COUNTY OF ALLEN  )

   On this 14 day of May, 2007, before me, a Notary Public, in and for said county and state, personally appeared Kenneth G. Stella, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                  /s/ Cynthia A. Rose
                                                  -----------------------------
                                                  Notary Public

My Commission Expires: July 30, 2009

--------------------------------------------------------------------------------

STATE OF INDIANA )
                 ) SS:
COUNTY OF ALLEN  )

   On this 14 day of May, 2007, before me, a Notary Public, in and for said county and state, personally appeared David H. Windley, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                  /s/ Cynthia A. Rose
                                                  -----------------------------
                                                  Notary Public

My Commission Expires: July 30, 2009


                         Power of Attorney Page 4 of 4